UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

TECHMEDIA ADVERTISING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52945

Nevada	98-0540833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 62 Upper Cross Street, #04-01
Singapore  058353
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-65-65323001

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2010, TechMedia Advertising, Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with Ternes Capital Ltd. (“Ternes”), an affiliate and shareholder of the Company, whereby Ternes has agreed to lend the Company the principal sum of three hundred thousand ($300,000) dollars (the “Ternes Loan”).  The interest rate payable on the Ternes Loan is six percent (6%) per annum, calculated and payable annually on July 29, 2011.  The Loan is due on July 29, 2011.  The Company and Ternes have acknowledged that they will use commercially reasonable efforts to amend the Loan Agreement into a convertible debenture/loan agreement within 30 calendar days of the date of the execution of the Loan Agreement as long as the parties are able to mutually agree on the terms of such convertible debenture/loan, which shall include, but not be limited to, the following terms:

(a)	The principal amount of the convertible debenture/loan shall be US$300,000;
(b)	The interest rate shall be 6% per annum calculated and payable annually;
(c)	The maturity date of the convertible debenture/loan shall be July 29, 2011;
(d)	The conversion price shall be $3.00 per share of common stock; and
(e)
The Company shall have a put option to force conversion of the principal sum including any accrued and unpaid interest into shares of common stock of the Company at the conversion price of $3.00 per share as long as the Company’s securities are quoted for five consecutive trading days with a closing price of at least US$3.00 per share or higher by providing Ternes with written notice.

In addition, the Loan Agreement is deemed to be governed by and construed in accordance with the laws of Singapore.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference.
Item 8.01.  Other Events

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                                           Description of Exhibit

10.1	Loan Agreement between TechMedia Advertising, Inc. and Ternes Capital Ltd., dated July 29, 2010.

99.1	News release dated July 8, 2010.

99.2	News release dated July 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2010

TECHMEDIA ADVERTISING, INC.

By:	/s/ Johnny Lian Tian Yong
Name: Johnny Lian Tian Yong
Title: President and Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
10.1	Loan Agreement between TechMedia Advertising, Inc. and Ternes Capital Ltd., dated July 29, 2010.	5
99.1	News release dated July 8, 2010	9
99.2	News release dated July 14, 2010	11